                                                                    EXHIBIT 10.9

                      AGREEMENT AND PLAN OF SHARE EXCHANGE
                                     BETWEEN
                               HEALTHTRONICS, INC.
                                       AND
                   HLE CORP., METRO I STONE MANAGEMENT, L.P.,
                DAVID S. ELLIS, M.D., H. PATTERSON HEZMALL, M.D.,
                             and WADE L. LOWRY, M.D.

         This Agreement and Plan of Share Exchange made and entered into this 9th day of September 1998, (hereinafter referred to as the "Agreement") by and between HEALTHTRONICS, INC., a Georgia corporation, HLE CORP., a Texas corporation (said corporations being hereinafter sometimes referred to as the "Constituent Corporations") and DAVID S. ELLIS, M.D. and H. PATTERSON HEZMALL, M.D., and WADE L. LOWRY, M.D. the sole shareholders of HLE CORP. (Collectively, "the Shareholders," and individually, "a Shareholder"), and METRO I STONE MANAGEMENT, L.P., a Texas limited partnership:

                                   WITNESSETH

         WHEREAS, HEALTHTRONICS, INC. is a corporation duly organized and validly existing under the laws of the State of Georgia; and

         WHEREAS, HLE CORP. is a corporation duly organized and validly existing under the laws of the State of Texas; and

         WHEREAS, DAVID S. ELLIS, M.D. and H. PATTERSON HEZMALL, M.D. and WADE
L. LOWRY, M.D. are the sole stockholders of HLE. CORP.; and

         WHEREAS, the Boards of Directors of each of said corporations deem it advisable and for the benefit of each of said corporations and their respective shareholders that HEALTHTRONICS, INC. acquire all of the issued and outstanding capital stock of HLE CORP.; and

         WHEREAS, the Shareholders of HLE CORP. desire to exchange their shares of HLE

CORP. common stock for shares of HEALTHTRONICS, INC. common stock; and

         WHEREAS, the parties hereto intend that the transactions contemplated by this Agreement qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1968, as amended (the "Code"); and

         WHEREAS, HLE CORP. owns a thirty percent (30%) limited partnership interest in METRO I STONE MANAGEMENT, L.P., a Texas limited partnership

         NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, promises, and covenants hereinafter contained, it is hereby agreed by and between the parties hereto, subject to the conditions hereinafter set forth, that HEALTHTRONICS, INC. (hereinafter sometimes referred to as the "Acquiring Corporation") shall acquire all of the issued and outstanding capital stock of HLE CORP. The terms and conditions of the share exchange hereby agreed upon and the mode of carrying the same into effect and the manner of exchanging the shares of HLE CORP. for securities of the Acquiring Corporation are and shall be as follows:

                                       1.

         The acts and things required to be done by the Georgia Business Corporation Code in order to make this Agreement effective, in the manner provided for in the Georgia Business Corporation Code, shall be attended to and done by the proper officers of the Constituent Corporations as soon as practicable.

                                       2.

         (a) Upon the effective date of the share exchange (the "Effective
Date"):

             (i) Each share of the capital stock of HEALTHTRONICS INC. issued and outstanding immediately prior to the Effective Date shall continue unchanged and shall continue to evidence the same number of shares of capital stock of the Acquiring Corporation.

         (ii) Each share of the capital stock of HLE CORP. shall be exchanged for 30 (thirty) shares of the capital stock of HEALTHTRONICS, INC. The shares shall be exchanged for HEALTHTRONICS, INC. stock as follows. All shares of HEALTHTRONICS, INC. shall be voting shares.


 DAVID ELLIS, M.D.                  3,333.33 HLE CORP. Shares exchanged for       100,000 HEALTHTRONICS INC. Shares
 H. PATTERSON HEZMALL, M.D.         3,333.33 HLE CORP. Shares exchanged for       100,000 HEALTHTRONICS INC. Shares
 WADE LOWRY, M.D.                   3,333.34 HLE CORP. Shares exchanged for       100,000 HEALTHTRONICS INC. Shares

         Each stock certificate shall bear the following restriction:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE COMPANY FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SECURITIES SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH SECURITIES SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE COMPANY. IN ADDITION, THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION PURSUANT TO APPLICABLE STATE SECURITIES LAW AND THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE STATE LAW OR UNLESS IT IS ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT UNDER APPLICABLE STATE LAW OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH APPLICABLE STATE LAW".

         (b) From and after the Effective Date, each holder of any of the shares to be exchanged as above provided shall be entitled, upon presentation and surrender to the Acquiring Corporation of the certificates representing such shares, to receive in exchange therefor certificates representing the number of whole shares of the stock of the Acquiring Corporation into which such shares shall have been converted. The surrendered shares shall be canceled.

                                       3.

         From the date of this Agreement until the Effective Date or until the abandonment of the share exchange pursuant to the provisions hereof.

         (a) Unless otherwise provided herein, HLE CORP., METRO I STONE MANAGEMENT, L.P. and HEALTHTRONICS, INC. shall continue to conduct their respective businesses in the ordinary course, and neither HLE CORP., METRO I STONE MANAGEMENT, L.P. nor HEALTHTRONICS, INC. shall, without the prior written consent of the other, engage in any transaction or incur any obligation except in the ordinary course of business or as otherwise authorized by this Agreement. Without limiting the foregoing, neither HLE CORP., METRO I STONE MANAGEMENT, L.P. nor HEALTHTRONICS, INC. shall during the foregoing period, without the prior consent of the other:

         (i) amend its Articles of Incorporation, except as may be necessary to carry out this Agreement or as required by law;

         (ii) borrow any money, other than short term borrowing in the ordinary course of business;

         (iii) issue, sell, encumber, or otherwise dispose of any shares of its capital stock, however, HEALTHTRONICS, INC. shall not be prohibited from filing a registration for a public offering of its securities;

         (iv) declare, authorize, or pay any dividend on, make any distribution in respect of, redeem or acquire for value any shares of its capital stock, directly or indirectly;

         (v) Sell, lease, or otherwise dispose of any part of its property or assets, except in the ordinary course of business; enter into any new plan or agreements for the benefit of officers or employees or the benefits under any existing such plan;

         (vi) Sell, lease or otherwise dispose of any of its ownership or interest in METRO I STONE MANAGEMENT, L.P.

         (vii) Make any purchase of real estate, personal property, merchandise, or securities except in the ordinary course of business.

         (b) HLE CORP., METRO I STONE MANAGEMENT, L.P. and HEALTHTRONICS, INC. shall each make available for examination by the other as requested, in addition to its financial statements, any inventory and other detailed records in support of such statements; records of contracts, commitments, leases, licensing agreements, deeds, title insurance policies, patents, trademarks, and other evidence of interest or ownership in property; details and status of the various funds, plans, profit sharing and deferred compensation agreements, if any; stock option plans and other provisions for the benefit of its officers and employees; income tax return, audit material and related data; information concerning claims of litigation threatened or pending, and all other information relevant to their respective businesses and to the merger herein contemplated.

                                       4.

         HLE CORP. represents and warrants to HEALTHTRONICS, INC. as follows:

         (a) HLE CORP. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas, has full corporate power to carry on its business as it is now being conducted and to own and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its property requires such classification.

         (b) All of the outstanding shares of HLE CORP. are validly issued, fully paid and nonassessable.

         (c) HLE CORP. has no outstanding options or warrants.

         (d) The balance sheet of HLE CORP. as of September 30, 1998, and copies of HLE CORP.'s financial statements for 1998 have been delivered to HEALTHTRONICS, INC., and present fairly the financial position and the results of the operations of HLE CORP. HLE CORP. has no liabilities or obligations, either accrued, absolute, contingent, or otherwise, which are not set forth on the balance sheets.

         (e) HLE CORP. has authorized 10,000 shares of capital stock and has 10,000 shares outstanding. Such shares are held as follows:


DAVID ELLIS, M.D.                   3,333.33 Shares
H. PATTERSON HEZMALL, M.D.          3,333.33 Shares
WADE LOWRY, M.D.                    3,333.34 Shares


         (f) All federal, state, and other tax returns and reports that are required to be filed prior to the Effective Date have been or will be filed prior to the Effective Date, and all taxes, assessments, fees, and other governmental charges shown to be due on such tax returns or reports have been or will be paid prior to the Effective Date.

         (g)  Since September 30, 1998, there has not been:

                  (i) any material adverse change in the financial condition or in the operation, business, or property of HLE CORP. from that shown on its September 30, 1998, balance sheet;

                  (ii) any damage, destruction, or loss, whether covered by insurance or not, materially affecting the operations, business or property of HLE CORP.;

                  (iii) any declaration, setting aside, or payment of any dividend, or any distribution in respect of the capital stock of HLE CORP., or any redemption of such stock; or

                  (iv) any labor trouble other than routine grievance matters, none of which is material.

         (h) HLE CORP. has good title to all of its property and assets, real and personal, reflected in its September 30, 1998, balance sheet (except properties and assets sold or otherwise disposed of since such date in the ordinary course of business) free and clear of all mortgages, liens, pledges, charges, or encumbrances of any nature whatsoever, except as reflected in said balance sheet and except liens for current taxes not yet due and payable. All leases pursuant to which HLE CORP. leases any substantial amount of real or personal property, are in good standing, valid, and effective in accordance with their respective terms, and there is not under any such leases any existing default or event of default or event which, with notice or lapse of time or both, would constitute a default and in respect of which HLE CORP. has not taken adequate steps to prevent a default from occurring The equipment of HLE CORP. that is necessary to the operation of its business is in good condition and repair, subject to reasonable wear and tear.

         (i) There is no suit, action, litigation, administrative arbitration, or other proceeding, or any change in the zoning or building ordinances affecting the real property or leasehold interest of

HLE CORP. pending or (to the knowledge of the management of HLE CORP.) threatened which might materially affect the overall financial condition, business, or property of HLE CORP. HLE CORP. has complied with all laws, ordinances, requirements, regulations, or orders applicable to its business.

         (j) The execution of this Agreement has been duly authorized by the Board of Directors of HLE CORP. and no other corporate action is necessary for the execution hereof. Neither the execution and delivery of this Agreement, nor the consummation of the transaction provided for herein, will violate any material agreement to which HLE CORP. is a party or by which it is bound or any provisions of the Articles of Incorporation or Bylaws of HLE CORP. or any law, order or decree.

         (k) Except to the extent heretofore disclosed to HEALTHTRONICS, INC. in writing, HLE CORP. is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule, or regulation which materially and adversely affects, or so far as HLE CORP. can now reasonably foresee, may in the future materially and adversely affect the business operations, prospects, properties, assets or condition, financial or otherwise, of HLE CORP.

         (1) HLE CORP. owns a thirty percent (30%) limited partnership interest in METRO I STONE MANAGEMENT L.P.

                                       5.

         METRO I STONE MANAGEMENT L.P. represents and warrants as follows:

         (a) METRO I STONE MANAGEMENT L.P. is a Limited Partnership duly organized, validly existing, and in good standing under the laws of the State of Texas, has full power to carry on its business as it is now being conducted and to own and operate the properties and assets owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its property requires such classification.

         (b) The balance sheet of METRO I STONE MANAGEMENT L.P. as of December 31, 1997, and statement of income (loss) and retained earnings for the year then ended, and copies of financial statements for 1997 have been delivered to HEALTHTRONICS, INC., and present fairly the financial position and the results of the operations of METRO I STONE MANAGEMENT L.P. for the year ended December 31, 1997. METRO I STONE MANAGEMENT, L.P. has no liabilities or obligations, either accrued, absolute, contingent, or otherwise, which are not set forth in the referenced financial statements.

         (c)      The partners of METRO I STONE MANAGEMENT, L.P. are as follows:

                  See Exhibit "A" attached hereto and incorporated herein by reference.

         (d) All federal, state, and other tax returns and reports that are required to be filed prior to the Effective Date have been or will be filed prior to the Effective Date, and all taxes, assessments, fees, and other governmental charges shown to be due on such tax returns or reports have been or will be paid prior to the Effective Date.

         (e)      Since December 31, 1997, there has not been

                  (i) any material adverse change in the financial condition or in the operation, business, or property of METRO I STONE MANAGEMENT, L.P. from that shown on its December 31, 1997, balance sheet;

                  (ii) any damage, destruction, or loss, whether covered by insurance or not, materially affecting the operations, business or property of METRO I

                           STONE MANAGEMENT, L.P.; or

                  (iii) any declaration, setting aside, or payment of any distribution by METRO I STONE MANAGEMENT, L.P. to its partners or any repurchase of any partner's partnership interest; or

                  (iv) any labor trouble other than routine grievance matters, none of which is material.

         (f) METRO I STONE MANAGEMENT, L.P. has good title to all of its property and assets, real and personal, reflected in its December 31, 1997, balance sheet (except properties and assets sold or otherwise disposed of since such date in the ordinary course of business) free and clear of all mortgages, liens, pledges, charges, or encumbrances of any nature whatsoever, except as reflected in said balance sheet and except liens for current taxes not yet due and payable. All leases pursuant to which METRO I STONE MANAGEMENT, L.P. leases any substantial amount of real or personal property, are in good standing, valid, and effective in accordance with their respective terms, and there is not under any such leases any existing default or event of default or event which, with notice or lapse of time or both, would constitute a default and in respect of which METRO I STONE MANAGEMENT, L.P. has not taken adequate steps to prevent a default from occurring. The equipment of METRO I STONE MANAGEMENT, L.P. that is necessary to the operation of its business is in good condition and repair, subject only to reasonable wear and tear.

         (g) There is no suit, action, litigation, administrative arbitration, or other proceeding, or any change in the zoning or building ordinances affecting the real property or leasehold interest of METRO I STONE MANAGEMENT, L.P. pending or (to the knowledge of the management of METRO I STONE MANAGEMENT, L.P.) threatened which might materially affect the overall financial condition, business, or property of METRO I STONE MANAGEMENT, L.P. METRO I STONE MANAGEMENT, L.P. has complied with all laws, ordinances, requirements, regulations, or orders applicable to its business.

         (h) Except to the extent heretofore disclosed to HEALTHTRONICS, INC. in writing, METRO I STONE MANAGEMENT, L.P. is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule, or regulation which materially and adversely affects, or so far as METRO I STONE MANAGEMENT, L.P. can now reasonably foresee, may in the future materially and adversely affect the business operations, prospects, properties, assets or condition, financial or otherwise, of METRO I STONE MANAGEMENT, L.P.

         (i) HLE CORP. owns a thirty percent (30%) limited partnership interest in METRO I STONE MANAGEMENT, L.P.

                                       6.

         Anything herein to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time prior to October 31, 1998:

         (a) By mutual consent of the Board of Directors of both Constituent Corporations, expressed in a corporate resolution from each corporation;

         (b) By the Board of Directors of HEALTHTRONICS, INC. if HLE CORP. shall fail to deliver, on or before October 31, 1998, an opinion of its counsel with respect to HLE CORP. stating in substance:

                  (i) That the corporation to which such opinion related is duly organized and in good standing under the applicable laws of the State of Texas and is duly authorized to engage in the business in which it is now engaged.

                  (ii) That the issued and outstanding shares of such corporation are duly authorized, validly issued, fully paid and nonassessable.

                  (iii) That this Agreement has been duly authorized, executed, and delivered by such corporation, and that such corporation has full power and authority so to do and to comply with all of the terms, covenants and provisions hereof.

                  (iv) That the consummation of the share exchange by the Constituent Corporations on the terms and conditions herein stated will not violate any applicable provisions of state or federal law or regulation or any applicable provision of any indenture, or will result in a breach of or constitute a default under any mortgage, deed of trust, or other agreement or instrument.

                                       7.

         All notices, waivers, consents, or requests required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of delivery or when deposited in the United States mail, postage prepaid, in an envelope properly addressed as follows:

         (a)      In the case of HEALTHTRONICS, INC. to:

                           425 Franklin Rd., Suite 545
                           Marietta, Georgia 30067

         (b)      In the case of HLE CORP. to:

                           800 West Arbrook Blvd., Suite 330
                           Arlington, Texas, 76015

                                       8.

         Each of the Constituent Corporations represents to the other that it has not incurred and will not incur any liability for brokerage fees or agents' commissions in connection with the Agreement and the share exchange contemplated hereby.

                                       9.

         HLE CORP. and its shareholders listed above, acknowledge that Scott A. Cochran and the law firm of Cochran, Camp & Snipes do not represent them and have not rendered legal or tax advice regarding this transaction and further state that they rely solely upon advice rendered by independent attorneys and/or accounts that they have consulted.

         HLE CORP. and its shareholders further acknowledge that no officer or employee of HEALTHTRONICS, INC. has rendered tax advice regarding this transaction and further state that they rely solely upon advice rendered by independent attorneys and/or accountants that they have consulted.

                                      10.

         (a) From and after the date of this Agreement and continuing after the Effective Date, none of HEALTHTRONICS, INC., HLE CORP., METRO I STONE MANAGEMENT, L.P., or the Shareholders shall take, or cause or permit any of their affiliates to take, any action that would preclude qualification of the transactions contemplated by this Agreement as a reorganization within the meaning of Section 368(a)(1)(B) of the Code.

         (b) Each of HEALTHTRONICS, INC. and HLE CORP. shall comply with the reporting requirements of Treasury Regulations Section 1.368-3, and shall not take any position on any tax return inconsistent with qualification of the transactions contemplated by this Agreement as a reorganization within the meaning of Section 368(a)(1)(B) of the Code.

         IN WITNESS WHEREOF, HEALTHTRONICS, INC. and HLE CORP. and its undersigned shareholders and METRO I STONE MANAGEMENT, L.P. have each caused this Agreement and Plan of Share Exchange to be executed on their respective behalves and their respective corporate seals affixed and the foregoing attested, all by their respective duly authorized officers on the 9th day of September, 1998.

ATTEST:

                                    HEALTHTRONICS, INC.

                                    BY: /s/ ROY BROWN
                                       -------------------------------------
                                       ROY BROWN (President)

ATTEST:


                                    HLE CORP.

                                    BY: /s/ H. PATTERSON HEZMALL, M.D.
                                       -------------------------------------
                                                     (President)

ATTEST:

                                    SHAREHOLDERS OF HLE CORP.

ATTEST:
                                    /s/ David Ellis, M.D.
                                    ----------------------------------------
                                    DAVID ELLIS, M.D.

ATTEST:                             /s/ H. PATTERSON HEZMALL, M.D.
                                    -------------------------------------------
                                    H. PATTERSON HEZMALL, M.D.


ATTEST:                             /s/ WADE LOWRY, M.D.
                                    -------------------------------------------
                                    WADE LOWRY, M.D.



ATTEST:

                                    METRO I STONE MANAGEMENT, L.P.

                                    BY: U.S. Lithotripsy (Sole General Partner)


                                    BY:   /s/ STEVE HOUSE
                                       ----------------------------------------
                                          STEVE HOUSE (President)

                                   EXHIBIT "A"
                                     TO THE
                      AGREEMENT AND PLAN OF SHARE EXCHANGE
                         BETWEEN HEALTHTRONICS, INC. AND
                   HLE CORP., METRO I STONE MANAGEMENT, L.P.,
                DAVID S. ELLIS, M.D., H. PATTERSON HEZMALL, M.D.,
                             AND WADE L. LOWRY, M.D.


GENERAL AND LIMITED PARTNERS OF METRO I STONE MANAGEMENT, L.P. (PRIOR TO CONSUMMATION OF THE AGREEMENT & PLAN OF SHARE EXCHANGE)

GENERAL PARTNER

U.S. Lithotripsy, L.P.                                1%


LIMITED PARTNERS

U.S. Lithotripsy, L.P.                                9%

H. Patterson Hezmall, M.D.                            20%

David S. Ellis, M.D.                                  20%

Wade L. Lowry, M.D.                                   20%

John M. House, M.D.                                   20%

V. Gary Price, M.D.                                   4%

Carl I. Frisina, M.D.                                 3%

Gordon S. Brody, M.D.                                 2%

Thomas Truelson, M.D.                                 1%

                          ARTICLES OF INCORPORATION OF
                                    HLE CORP.


         The undersigned, a natural person of the age of eighteen (18) years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, hereby adopts the following Articles of Incorporation:

                                   ARTICLE ONE

                                      NAME


         The name of the Corporation is HLE CORP. (the "Corporation").

                                   ARTICLE TWO

                                    DURATION

         The period of the Corporation's duration is perpetual.


                                 ARTICLE THREE

                                     PURPOSE

         The purpose for which the Corporation is organized is to engage in any activity in which corporations may lawfully engage under the Texas Business Corporation Act.


                                  ARTICLE FOUR

                                AUTHORIZED SHARES

         The aggregate number of shares which the Corporation shall have authority to issue is ten thousand (10,000) common shares with $.01 par value.


                                  ARTICLE FIVE

                            COMMENCEMENT OF BUSINESS

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of One Thousand Dollars ($1,000), consisting of money, labor done, or property actually received.

                                  ARTICLE SIX

                     PREEMPTIVE RIGHTS AND CUMULATIVE VOTING

          The shareholders shall have preemptive rights to acquire new or additional shares issued by the Corporation. Cumulative voting shall not be permitted.

                                  ARTICLE SEVEN

                                AGENT FOR PROCESS

          The street address of the Corporation's initial registered office is 800 West Arbrook Blvd, Suite 330, Arlington, Texas, 76015 and the name of its initial registered agent at such address is H. Patterson Hezmall, M.D.

                                  ARTICLE EIGHT

                                    DIRECTORS

          The number of directors constituting the Corporation's initial Board of Directors is one (1), and the name and address of the person to serve as the sole Director until the first meeting of the shareholders or until his successor is elected and qualified, is as follows:

NAME                                         ADDRESS
----                                         -------

H. Patterson Hezmall, M.D.                   800 West Arbrook Blvd., Suite 330
                                             Arlington, Texas 76015



                                  ARTICLE NINE

                    ACTION OF SHAREHOLDERS WITHOUT A MEETING

          Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                                  ARTICLE TEN

                                 RIGHT TO AMEND

          The Corporation reserves the right to amend and repeal any provision contained in the Articles of Incorporation in the manner prescribed by the laws of the State of Texas. All rights herein conferred are granted subject to this reservation.

                                 ARTICLE ELEVEN

                      EXEMPTION OF DIRECTORS FROM LIABILITY

          A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except to the extent that any applicable law may prevent such director from being relieved of such personal liability. Any repeal or modification of this Article shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                 ARTICLE TWELVE

                                  INCORPORATOR

          The name and address of the incorporator of the Corporation is:

NAME                                ADDRESS

Daniel L. Tatum, Esq.               Jackson Walker L.L.P.
                                    301 Commerce Street, Suite 2400
                                    Fort Worth, Texas 76102





          IN WITNESS WHEREOF, the undersigned being the incorporator for the purpose of forming a Corporation under the laws of the State of Texas has executed these Articles of Incorporation on this 2nd day of September, 1998.


                                    /s/ Daniel L. Tatum
                                    ---------------------------------------
                                    Daniel L. Tatum

                                    HLE CORP.
                     RESOLUTION AUTHORIZING SHARE EXCHANGE,
                    AND SHAREHOLDERS' ADOPTION OF RESOLUTION



         WHEREAS, H. Patterson Hezmall, M.D., Wade L. Lowry, M.D., and David S. Ellis, M.D. are the sole stockholders of HLE Corp. ("the Stockholders"); and

         WHEREAS, the Stockholders of HLE Corp., a Texas corporation, ("HLE") have entered into negotiations for the exchange of all of their shares of HLE stock, which shares constitute all of the issued and outstanding capital stock of HLE, for an agreed number of voting shares of Healthtronics, Inc., a Georgia corporation; and

         WHEREAS, said negotiations have resulted in terms mutually agreeable to all parties, including all stockholders of HLE; and

         WHEREAS, said terms have been memorialized in a document entitled "Agreement and Plan of Share Exchange", a copy of which is attached hereto; and

         WHEREAS, the directors of HLE have had sufficient opportunity to review said Agreement and Plan of Share Exchange, and have had the benefit of the advice of counsel as to the rights, duties, and obligations arising under the provisions of the Agreement and Plan of Share Exchange;

         NOW, THEREFORE, be it resolved that the undersigned, being the Directors of HLE Corp., convened at a meeting duly called and noticed pursuant to the provisions of the corporate bylaws, hereby officially approve the terms of the exchange as set forth in the Agreement and Plan of Share Exchange, and resolve to take whatever steps necessary, under the law, to complete the exchange contemplated by the provisions of the Agreement and Plan of Share Exchange, and hereby authorize the exchange of all issued and outstanding shares of HLE capital stock for the agreed quantities of voting shares of HealthTronics, Inc. stock, in the percentages contemplated, and under the terms and provisions set forth in the Agreement and Plan of Share Exchange.

         WITNESS WHEREOF, the undersigned have set their hands this the 4th day of September, 1998.


                                             /s/ H. PATTERSON HEZMALL
                                             ----------------------------------
                                             H. Patterson Hezmall, Director

                                             /s/ WADE L. LOWRY
                                             ----------------------------------
                                             Wade L. Lowry, Director

                                             /s/ DAVID S. ELLIS
                                             ----------------------------------
                                             David S. Ellis, Director

APPROVED and ADOPTED


                                             /s/ H. Patterson Hezmall
                                             ----------------------------------
                                             H. Patterson Hezmall, Shareholder


                                             /s/ Wade L. Lowry
                                             ----------------------------------
                                             Wade L. Lowry, Shareholder


                                             /s/ David S. Ellis
                                             ----------------------------------
                                             David S. Ellis, Shareholder

                           (THE STATE OF TEXAS LOGO)


                               THE STATE OF TEXAS
                               SECRETARY OF STATE


                          CERTIFICATE OF INCORPORATION
                                       OF
                                   HLE CORP.
                            CHARTER NUMBER 01503871


         THE UNDERSIGNED, AS SECRETARY OF STATE OF TEXAS, HEREBY CERTIFIES THAT THE ATTACHED ARTICLES OF INCORPORATION FOR THE ABOVE NAMED CORPORATION HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

         ACCORDINGLY, THE UNDERSIGNED, AS SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN THE SECRETARY BY LAW, HEREBY ISSUES THIS CERTIFICATE OF INCORPORATION.

         ISSUANCE OF THIS CERTIFICATE OF INCORPORATION DOES NOT AUTHORIZE THE USE OF A CORPORATE NAME IN THIS STATE IN VIOLATION OF THE RIGHTS OF ANOTHER UNDER THE FEDERAL TRADEMARK ACT OF 1946, THE TEXAS TRADEMARK LAW, THE ASSUMED BUSINESS OR PROFESSIONAL NAME ACT OR THE COMMON LAW.

DATED SEP. 4, 1998

EFFECTIVE SEP. 4, 1998

[SEAL]

                                         /s/ Alberto R. Gonzales
                                         ---------------------------------------
                                         Alberto R. Gonzales, Secretary of State